Exhibit 10.289


                      POLLUTION RESEARCH AND CONTROL CORP.
                            a California Corporation

                             STOCK OPTION AGREEMENT
                      UNDER THE DASIBI ENVIRONMENTAL CORP.
                          EMPLOYEES' STOCK OPTION PLAN
                          ----------------------------

     1. Grant of Option. POLLUTION RESEARCH AND CONTROL CORP., a California corporation (the "Company"), wishing to provide Joey Baris ("Grantee") an opportunity to purchase shares of the Company's Common Stock ("Common Stock"), no par value, hereby grants to Grantee and Grantee hereby accepts as of the 29th day of June, 2000, an option to purchase 4,592 shares of Common Stock ("Option Shares") at a price of $2.00 per share, on the terms and conditions stated herein.


     2. Option Dates, Term of Option.

        2.1 Exerciseability. This Option may be immediately exercised and at any time before the expiration of the term of this option

        2.2 Term of Option. This Option shall terminate on June 29, 2010 unless earlier terminated as provided in this Section 2.

        2.3 Term for Ten Percent Shareholders. If on the date hereof, Grantee owns shares of the Company's outstanding capital stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent corporations or its subsidiary corporations ("affiliates"), this Option shall terminate on June 29, 2005.

        2.4 Termination of Employment. If Grantee's employment by the Company or any of its affiliates is terminated for any reason other than death or permanent disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code")), this Option shall immediately become void and of no further force or effect; provided, however, that if such cessation of employment shall be due to (i) Grantee's voluntary resignation with the consent of the Board, expressed in the form of a written resignation, or (ii) Grantee's retirement under the provisions of any Pension or Retirement Plan of the Company, this Option shall terminate three (3) months after the date Grantee ceases to be an employee of the Company or such affiliate. A leave of absence approved in writing by the Board, including but not limited to, military service leave or other temporary employment with the United States Government and sick leave, shall not be deemed a termination of employment for the purposes of this paragraph, but this Option may not be exercised after the first three (3) months of such leave.

        2.5 Death or Permanent Disability. If Grantee shall die or become permanently disabled while employed by the Company or one of its affiliates, this Option shall expire one (1) year after the date of such death or permanent

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disability. During such period after death, Grantee's legal representative or representatives, or the person or persons entitled to do so under Grantee's last will and testament or under applicable interstate laws, shall have the right to exercise this Option as to only the number of shares to which Grantee was entitled to purchase on the date of his/her death.

        2.6 Terminating Transactions. Upon the dissolution or liquidation of the Company, this Option shall terminate.

        2.7 Assumption by Successor. Upon the reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, the Board shall cause the surviving corporation to assume this Option by converting this Option into an option to purchase the stock of such successor or a parent or subsidiary thereof, pursuant to the terms hereof.

     3. Non-Transferability of Option. Except by will or the laws descent and distribution, this Option shall not be transferred, or assigned, pledged, hypothecated or otherwise disposed of in any way, whether by operation of law or otherwise. During Grantee's lifetime this Option is exercisable only by Grantee, regardless of any community property interest therein of the spouse of Grantee, or such spouse's permitted successor-in-interest. If the spouse of Grantee shall have acquired a community property interest in this Option, Grantee or Grantee's permitted successor-in-interest, may exercise this Option on behalf of the spouse of Grantee or such spouse's permitted successor-in-interest.

     4. Adjustments. If the outstanding shares of the Common Stock are increased, decreased, changed into or exchanged for a different number or king of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares subject to the unexercised portion of this Option. Any such adjustment in the unexercised portion of this Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with a corresponding adjustment and price for each share or other unit of any security covered by this Option. Adjustments shall be made by the Board, whose determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional shares of stock shall be issued under this Option on any such adjustment.

     5. Mechanics. This Option may be exercised by Grantee or any other person then entitled to exercise it by giving ten (10) days written notice of exercise to the Company specifying the number of Option Shares to be purchased and the total purchase price, accompanied by payment of such purchase price, in cash, by certified or cashier's check payable to the Company, or the tender of a promissory note for the purchase price, secured by a pledge of the Option Shares.

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     6. Withholding Taxes. The Company shall have the right to require Grantee or such other holder of the Option or the Option Shares to pay to the Company any and all sums equal to any taxes which the Company may be required to withhold by reason of the Option, the Option Shares or the disposition of the Option or the Option Shares.

     7. Rights Before Issuance and Delivery. Neither Grantee nor any holder of the Option shall be entitled to the privileges of stock ownership with respect to the Option Shares unless and until such shares have been issued to such person as fully paid shares.

     8. Sale or Disposition of Option Shares.

        8.1 General. By accepting this Option, Grantee represents and agrees for himself and his transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act of 1933, as amended (the "Act") is in effect as to the Option Shares purchased upont any exercise of this Option, any and all Option Shares so purchased shall be acquired for his personal account and not for sale or for distribution, and each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the Option Shares are being so acquired in good faith for his personal account and not for sale or distribution. In the event the Company's legal counsel shall advise it that registration under the Act of the Option Shares as to which this Option is at the time being exercised is required prior to delivery thereof, the Company shall not be required to issue or deliver such Shares unless and until such legal counsel shall advise that such registration has been completed or that it is not required.

        8.2 Legend. Until such time as the Option Shares are registered under the Act, all stock certificates representing Option Shares, if the Option is exercised, shall bear a legend in substantially the form that follows:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE REGISTERED OR SOLD IN THE ABSENCE OF REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT."

     Such certificates shall also bear the following legend:

     "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION
     THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED BY THE COMMISSIONER'S RULES."

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            8.3 Certain Securities Law Restrictions. This Option, as well as the
Option Shares, are subject to the restrictions upon transfer set forth in
Section 260.141 11, Title 10, California Administrative Code, a copy of which is attached hereto as exhibit "A".

            8.4 Tax Treatment. In order to preserve the favored tax treatment afforded stock options, Grantee should not dispose of any Option Shares within two years of the date hereof or within one year after the purchase of such shares.

     9.     Employment Obligation.

            9.1 General. In consideration for the granting of this Option, Grantee agrees that during the period of his employment by the Company or its affiliates, he shall faithfully and to the best of his ability devote his time, energy and skills during all normal working hours to the service of the Company or its subsidiaries in the promotion of their interests.

            9.2 No Guarantee of Employment. Nothing in this Agreement shall be construed to confer upon Grantee any right to continued employment with the Company or its affiliates or to restrict in any way the right of the Company or its affiliates to terminate his employment or modify the terms and conditions thereof at any time.

     10. Employees' Stock Option Plan. This Option is subject to, and the Company and Grantee agree to be bound by all of the terms and conditions of the Company's Employees' Stock Option Plan ("Plan"), as the same may be amended from time to time in accordance with the terms thereof. A copy of the Plan in its present form is attached hereto as Exhibit "B".

     11. Notices. Any notice to be given to the Company shall be addressed to the Company at its principal office and any notice to be give to Grantee shall be addressed to him at the address given beneath the signature hereto or at such other address as Grantee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when personally delivered or deposited in the United States mail.

     12. Applicable Law and Severability. This Option shall, in all respects, be governed by the laws of the State of California applicable to agreements executed and to be wholly performed within the State of California. Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision

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contained herein and any present or future statute, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail but the provision of this document which is affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law.

     IN WITNESS WHEREOF, the parties have entered into this Option as of the day and year first written above.


                                            POLLUTION RESEARCH AND CONTROL
                                            CORP.,
                                            a California corporation


/s/  Joey Baris                             By:  /s/  Albert E. Gosselin
----------------                               --------------------------------
Grantee (Signature)                                   Albert E. Gosselin
506 Paula Avenue
Glendale, Ca 91201


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                     To Pollution Research and Control Corp.

                   NOTICE AND AGREEMENT OF EXERCISE OF OPTION


     I hereby exercise the Option granted to me by POLLUTION RESEARCH AND CONTROL CORP., a California corporation ("PRCC"), dated as of June 29, 2000 as to 4,592 shares of PRCC's no par value Common Stock.

     Enclosed are the documents and payment specified in Paragraph 5 of my Agreement regarding the Option.

 Joey Baris                                 By:  /s/  Joey Baris
-----------------------------                  --------------------------------
(Print Your Name)                                     Joey Baris


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